Exhibit 99.7

[Salon logo]


Investor Contact:
Conrad Lowry
Chief Financial Officer
(415) 645-9317
investor@salon.com

                              FOR IMMEDIATE RELEASE
                              ---------------------

              SALON REPORTS THIRD QUARTER FISCAL YEAR 2006 RESULTS

                RECORDS QUARTERLY NET LOSS ATTRIBUTABLE TO COMMON
         STOCKHOLDERS OF $0.9 MILLION COMPARED TO $0.4 MILLION PROFIT IN
                                PRIOR YEAR PERIOD

            RECORDS NON-GAAP PRO FORMA PROFIT ATTRIBUTABLE TO COMMON
          STOCKHOLDERS OF $0.3 MILLION FOR THE QUARTER AND $0.2 MILLION
                                  YEAR-TO-DATE

SAN FRANCISCO, Calif. --- February 13, 2006 --- Salon Media Group, Inc. (SALN.OB), an Internet media company, announced today a net loss attributable to common stockholders of $0.9 million for its third quarter ended December 31, 2005, compared to a net profit attributable to common stockholders of $0.4 million for its third quarter the year before. The quarter ended December 31, 2005 results were significantly impacted by a non-cash preferred deemed dividend charge of $1.0 million from the issuance of preferred stock during the quarter.

Total revenues for the quarter ended December 31, 2005 were $2.1 million, a decrease of 4% from $2.2 million a year ago, with advertising revenues increasing 4% to $1.38 million from $1.33 million a year ago. However, due to a decrease in subscriptions, Salon Premium revenues declined to $0.5 million compared to $0.6 million a year ago.

On a non-GAAP pro forma basis, which excludes non-cash and non-recurring items, Salon recorded a $0.3 million profit attributable to common stockholders for the current quarter compared to a profit of $0.4 million in the prior year quarter. On a year-to-date non-GAAP pro forma basis, Salon recorded a $226,000 profit attributable to common stockholders compared to a profit of $172,000 in the prior year nine-month period. This is the first time in Salon's history that it has been able to put together two back-to-back non-GAAP pro forma profits for a nine month period.

"We are pleased to report our current quarter pro forma profit and our second consecutive pro forma profit for a nine month period," stated Elizabeth Hambrecht, Salon's CEO and President. "While our results showed some year-on-year improvements," she continued, "we were disappointed that our quarter advertising sales were essentially flat from a year ago, and we're continuing efforts to develop a highly engaging advertising product and broaden our readership, in order to stay on top of key trends in the advertising market."

A reconciliation of net profit (loss) attributable to common stockholders calculated in accordance with generally accepted accounting principles in the United States of America (GAAP) and pro forma net income (loss) attributable to common stockholders is provided immediately following the consolidated statements of operations. These pro forma measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. Salon believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Salon's consolidated financial statements are advised to review and carefully consider the financial information prepared in accordance with GAAP contained in this press release and Salon's periodic filings with the Securities and Exchange Commission.

Future Periods Guidance:
Salon does not believe that the quarter or nine months ended December 31, 2005 GAAP and non-GAAP financial results should be considered predictive of future quarter or year results.

Salon forecasts that it will most likely report a net loss for its quarter ending March 31, 2006 and cannot accurately predict its results for future quarters. Due to seasonality, Salon estimates that total revenues for its quarter ending March 31, 2006 will be $1.1 - $1.4 million, with advertising sales comprising $0.5 - $0.8 million of the total. Currently, Salon has $0.4 million of firm commitments to serve advertisements during the quarter ending March 31, 2006. Salon cannot accurately predict total revenues after March 31, 2006 owing to the relatively short time frame in which advertising orders are secured and when they run on our Website and the lack of significant long-term advertising orders. Salon anticipates Salon Premium revenues of approximately $0.4 - $0.5 million for its quarter ending March 31, 2006.

About Salon Media Group, Inc.:

Founded in 1995, Salon is an Internet publishing company. Salon's award-winning journalism combines original investigative stories and provocative personal essays along with quick-take commentary and staff-written Weblogs about politics, technology, culture and entertainment. Committed to interactivity, the Website also hosts two online communities, Table Talk and The Well. During the current fiscal year, Salon has added new features such as the daily music download column Audiofile, Videodog video clips, the Daou Report, an opinionated guide to the blogosphere, and the ability to automatically submit Letters to the Editor.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results of Salon. Factors that could cause actual results to differ materially from those described herein include: the economic environment of the media industry; the difficulty in securing on-line advertising; growth in subscription revenue programs; uncertain revenue sources and the general economic environment. More detailed information about these factors is set forth in the reports filed by Salon with the Securities and Exchange Commission. Salon is under no obligation to and expressly disclaims any such obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. We do not believe that our reported results should be considered predictive of future period or full year results.

Note: Salon is a trademark and a registered trademark of Salon Media Group, Inc. All other company and product names mentioned are trademarks of their respective owners.

                             SALON MEDIA GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                                             Three Months Ended          Nine Months Ended
                                                                 December 31                December 31
                                                           ------------------------   ------------------------
                                                              2005          2004         2005          2004
                                                           ----------    ----------   ----------    ----------
Net revenues                                               $    2,069    $    2,150   $    5,353    $    5,139
                                                           ----------    ----------   ----------    ----------

Operating expenses:
    Production and content                                      1,183         1,131        3,276         3,335
    Sales and marketing                                           389           551        1,054         1,406
    Research and development                                      146           158          519           449
    General and administrative                                    257           163          706           524
                                                           ----------    ----------   ----------    ----------
        Total operating expenses                                1,975         2,003        5,555         5,714
                                                           ----------    ----------   ----------    ----------

Profit (loss) from operations                                      94           147         (202)         (575)
Other income (expense), net                                         1           125           21           572
                                                           ----------    ----------   ----------    ----------
Net profit (loss)                                                  95           272         (181)           (3)
Preferred deemed dividend                                      (1,040)          123       (1,040)          252
                                                           ----------    ----------   ----------    ----------
Net profit (loss) attributable to common stockholders      $     (945)   $      395   $   (1,221)   $      249
                                                           ==========    ==========   ==========    ==========

Basic net profit (loss) per share
    attributable to common stockholders                    $    (0.06)   $     0.03   $    (0.08)   $     0.02

Diluted net profit (loss) per share
    attributable to common stockholders                    $    (0.06)   $     0.00   $    (0.08)   $     0.00

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                               Three Months Ended                  Nine Months Ended
                                                December 31, 2005                  December 31, 2005
                                        --------------------------------   --------------------------------
                                         As (1)                   Pro       As (1)                   Pro
                                        Reported      Adj.       Forma     Reported      Adj.       Forma
                                        --------    --------    --------   --------    --------    --------
Net revenues                            $  2,069    $      -    $  2,069   $  5,353    $      -    $  5,353
                                        --------    --------    --------   --------    --------    --------

Operating expenses:
    Production and content                 1,183         (81)      1,102      3,276        (171)      3,105
    Sales and marketing                      389         (78)        311      1,054        (184)        870
    Research and development                 146          (7)        139        519         (45)        474
    General and administrative               257          (1)        256        706          (7)        699
                                        --------    --------    --------   --------    --------    --------
        Total operating expenses           1,975        (167)      1,808      5,555        (407)      5,148
                                        --------    --------    --------   --------    --------    --------

Profit (loss) from operations                 94         167         261       (202)        407         205
Other income (expense), net                    1           -           1         21           -          21
                                        --------    --------    --------   --------    --------    --------
Net profit (loss)                             95         167         262       (181)        407         226
                                        --------    --------    --------   --------    --------    --------
Preferred deemed dividend                 (1,040)      1,040           -     (1,040)      1,040           -
                                        --------    --------    --------   --------    --------    --------
Net profit (loss) attributable to
    common stockholders                 $   (945)   $  1,207    $    262   $ (1,221)   $  1,447    $    226
                                        ========    ========    ========   ========    ========    ========

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)

                                               Three Months Ended                 Nine Months Ended
                                                December 31, 2004                 December 31, 2004
                                        -------------------------------   --------------------------------
                                         As (1)                  Pro       As (1)                   Pro
                                        Reported     Adj.       Forma     Reported      Adj.       Forma
                                        --------   --------    --------   --------    --------    --------
Net revenues                            $  2,150   $      -    $  2,150   $  5,139    $      -    $  5,139
                                        --------   --------    --------   --------    --------    --------

Operating expenses:
    Production and content                 1,131        (65)      1,066      3,335        (134)      3,201
    Sales and marketing                      551       (174)        377      1,406        (471)        935
    Research and development                 158        (12)        146        449         (30)        419
    General and administrative               163         24         187        524          45         569
                                        --------   --------    --------   --------    --------    --------
        Total operating expenses           2,003       (227)      1,776      5,714        (590)      5,124
                                        --------   --------    --------   --------    --------    --------

Profit (loss) from operations                147        227         374       (575)        590          15
Other income (expense), net                  125       (104)         21        572        (415)        157
                                        --------   --------    --------   --------    --------    --------
Net profit (loss)                            272        123         395         (3)        175         172
Preferred deemed dividend                    123       (123)          -        252        (252)          -
                                        --------   --------    --------   --------    --------    --------
Net profit (loss) attributable to
    common stockholders                 $    395   $      -    $    395   $    249    $    (77)   $    172
                                        ========   ========    ========   ========    ========    ========

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)
                                   (Unaudited)

                                                                     Three Months Ended          Nine Months Ended
                                                                        December 31,                December 31,
                                                                  ------------------------    ------------------------
                                                                     2005          2004          2005          2004
                                                                  ----------    ----------    ----------    ----------
Net profit (loss) attributable to common stockholders             $     (945)   $      395    $   (1,221)   $      249

Less:
   Benefits resulting from re-valuing warrants
      issued in conjunction with operations                                -          (135)            -          (541)
   Utilization of prepaid advertising rights                              75           159           173           440
   Gain on issuance of stock for trade payable                             -           (25)            -           (25)
   Depreciation and amortization charges                                  22           121           102           299
   Stock compensation charges                                             70             -           132             -
   Allowance for doubtful accounts charges                                 -             3             -             2
   Preferred deemed dividend benefits from
      re-valuing warrants issued to preferred stockholders                 -          (123)            -          (470)
   Preferred deemed dividend charges from issuance of
      preferred stock                                                  1,040             -         1,040           218
                                                                  ----------    ----------    ----------    ----------
Pro forma net profit attributable to common stockholders          $      262    $      395    $      226    $      172
                                                                  ==========    ==========    ==========    ==========

                             SALON MEDIA GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)

                                                       December 31,   March 31,
                                                           2005         2005
                                                        (Unaudited)
                                                        ----------   ----------
Assets
   Current assets:
       Cash and cash equivalents                        $      500   $      686
       Accounts receivable, net                              1,219          623
       Prepaid expenses, and other current assets              115          232
                                                        ----------   ----------
           Total current assets                              1,834        1,541
   Property and equipment, net                                 187          191
   Prepaid advertising rights                                3,797        3,970
   Goodwill                                                    200          200
   Other assets                                                169          167
                                                        ----------   ----------
           Total assets                                 $    6,187   $    6,069
                                                        ==========   ==========
Liabilities and stockholders' equity
   Current liabilities:
       Accounts payable and accrued liabilities                712          788
       Deferred revenue                                        906        1,047
                                                        ----------   ----------
           Total current liabilities                         1,618        1,835
   Other long-term liabilities                                 127           82
                                                        ----------   ----------
           Total liabilities                                 1,745        1,917
                                                        ----------   ----------

Stockholders' equity:
   Common stock                                                 15           15
   Preferred stock                                               -            -
   Additional paid-in-capital                               96,992       95,430
   Unearned compensation                                       (51)           -
   Accumulated deficit                                     (92,514)     (91,293)
                                                        ----------   ----------
       Total stockholders' equity                            4,442        4,152
                                                        ----------   ----------
           Total liabilities and stockholders' equity   $    6,187   $    6,069
                                                        ==========   ==========